RICARDO OLIVARES PIZARRO
A. PRAT Nº 960 * LOCAL 14 * FONO FAX (51) 610121
EMAIL: ESCRITURAS@NOTARIAOLIVARES.CL
VALLENAR – III REGIÓN

REPERTORIO Nº 1316.-

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RECTIFICACION

MINERA POLYMET LIMITADA

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COMPAÑÍA MINERA ROMELIO ALDAY LIMITADA

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En Vallenar, República de Chile, a nueve de diciembre de dos mil trece, ante mi, **RICARDO OLIVARES PIZARRO**, Abogado, Notario Público y Conservador de Comercio y Minas Titular, con oficio en calle Prat número novecientos sesenta, local catorce, comparece: Don **KEVIN ROBERT MITCHELL**, Canadiense, casado y separado totalmente de bienes, minero, cédula de identidad para extranjeros número catorce millones cuatrocientos noventa y ocho mil novecientos diecisiete guión uno en representación de **MINERA POLYMET LIMITADA**, Sociedad Chilena del giro de su denominación, Rol Único Tributario número setenta y seis millones novecientos setenta y cinco mil doscientos sesenta guión nueve, todos con domicilio en calle Baldomero Lillo número tres mil doscientos sesenta, Villa Manantial de Vallenar y doña **INES CECILIA ALDAY ARAYA**, Chilena, soltera, comerciante, cédula nacional de identidad número seis millones sesenta y un mil quinientos cincuenta y seis guión K, en representación de **COMPAÑÍA MINERA ROMELIO ALDAY LIMITADA**, Sociedad del giro de su denominación, Rol Único Tributario número setenta y ocho millones

ochocientos setenta y seis ciento sesenta guión cero, ambas con domicilio en Prat número cincuenta y nueve, Vallenar. Los comparecientes mayores de edad, quienes acreditaron sus identidades con sus cédulas respectivas y expusieron: **PRIMERO:-** Que con fecha nueve de mayo de dos mil ocho, las partes celebraron mediante escritura pública Contrato de Compraventa de Pertenencias Mineras, ante el Notario y Conservador de Comercio y Minas de Vallenar don Ricardo Olivares Pizarro, la que se anotó en el repertorio con el número cuatrocientos catorce. **SEGUNDO:** Mediante el presente acto las partes suspenden los efectos de lo acordado en la cláusula cuarta en la parte relativa a la letra /b/ **Parte Variable,** por el periodo de solo dos años contados desde la firma del presente instrumento. **TERCERO:** así mismo, por este acto las partes vienen en convenir que durante el periodo indicado en la cláusula anterior LA COMPAÑÍA MINERA ROMELIO ALDAY LIMITADA, recibirá como regalía o royalty el valor del cinco por ciento (5%) de las ventas liquidas o netas de minerales que se extraigan desde las pertenencias y que fuesen pagados por la Empresa Nacional de Minería, en adelante e indistintamente como "Enami" o por cualquier otro comprador. **CUARTO:** en el caso que las ventas fueren inferiores a quinientos dólares mensuales, MINERA POLYMET LIMITADA, garantizara un pago mínimo mensual igual a esta cifra y desde el segundo mes en adelante el pago mínimo será de mil dólares mensuales, pagando el adicional en la liquidación correspondiente. **QUINTO:** MINERA POLYMET LIMITADA podrá poner término a lo estipulado en la clausula tercera de este contrato mediante aviso con sesenta días de anticipación por medio de carta certificada, y en este caso volverán a producir todos sus efectos las condiciones indicadas en la letra /b/ **Parte Variable,** del contrato que por este acto se rectifica, **SEXTO:** en todo caso, los pagos indicados en las clausulas tercera y cuarta solo se efectuarán mientras la mina se encuentre en explotación. **SEPTIMO:** lo demás se mantiene vigente el contrato respectivo, **OCTAVO:** La personeria de los comparecientes se indica en la escritura pública individualizada en la clausula

NOTARIA
RICARDO OLIVARES PIZARRO
A. PRAT N° 960 * LOCAL 14 * FONO FAX (51) 610121
EMAIL: ESCRITURAS@NOTARIAOLIVARES.CL
VALLENAR – III REGIÓN

Décimo Segundo, del contrato de compraventa de pertenencias mineras materia de esta rectificación. Conforme con la minuta redactada por el abogado don Iván Mascareña Santana. En comprobante y previa lectura firman los comparecientes. Se da copia. Anotada en el repertorio bajo el número **1316.-** Doy fe.-

KEVIN ROBERT MITCHELL

C.I.E.N° 14498917-1

En representación de **MINERA POLYMET LIMITADA.**

INES CECILIA ALDAY ARAYA

C.I.N° 6061556-K

En representación de **COMPAÑÍA MINERA ROMELIO ALDAY LIMITADA**

FIRMO Y SELLO LA PRESENTE COPIA QUE ES TESTIMONIO FIEL DEL ORIGINAL.

VALLENAR 26 DIC. 2013